The Transformed Earthstone Au g u s t   4 ,   2 0 2 2 1 Exhibit 99.2

Disclaimer Forward‐Looking Statements This presentation contains forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are not strictly historical statements constitute forward‐looking statements and may often, but not always, be identified by the use of words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “guidance,” “target,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward‐looking statements include statements about the expected benefits of Earthstone Energy, Inc. (“ESTE,” “Earthstone” or the “Company”) and its stockholders from Earthstone’s recent and pending acquisitions of oil and gas properties (including the pending acquisition of oil and gas properties from Titus Oil & Gas LLC and its affiliates (the “Titus Acquisition”)) , the expected future reserves, production, financial position, business strategy, revenues, earnings, free cash flow, costs, capital expenditures and debt levels of the Company, and plans and objectives of management for future operations. Forward‐looking statements are based on current expectations and assumptions and analyses made by Earthstone and its management in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: Earthstone’s ability to successfully integrate the oil and gas properties it has recently acquired (or will acquire in the Titus Acquisition) and achieve anticipated benefits from them; risks relating to any unforeseen liabilities of Earthstone or the oil and gas properties it has recently acquired; declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write‐downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base under the Company’s credit facility; Earthstone’s ability to generate sufficient cash flows from operations to fund all or portions of its future capital expenditures budget or to support a shareholder return program; Earthstone’s ability to obtain external capital to finance exploration and development operations and acquisitions; the impacts of hedging on results of operations; uninsured or underinsured losses resulting from oil and natural gas operations; competition for assets, equipment, materials and qualified people; supply chain disruptions; constraints or downtime on midstream assets servicing Earthstone’s oil and gas production; Earthstone’s ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; regulatory matters, including environmental regulations; social, market and regulatory efforts to address climate change; and the direct and indirect impact on most or all of the foregoing on the evolving COVID‐19 pandemic. Earthstone’s annual report on Form 10‐K for the year ended December 31, 2021, recent current reports on Form 8‐ K, and other Securities and Exchange Commission (“SEC”) filings discuss some of the important risk factors identified that may affect Earthstone’s business, results of operations, and financial condition. The forward‐looking statements included in this presentation speak only as of the date of this presentation and Earthstone undertakes no obligation to revise or update publicly any forward‐looking statements except as required by law. This presentation contains estimates of Earthstone’s 2022 production, capital expenditures and expense guidance, including with respect to the pro forma effect of the Titus Acquisition on these and other metrics. The actual levels of production, capital expenditures and operating expenses may be higher or lower than these estimates due to, among other things, uncertainty in drilling schedules, oil and natural gas prices, changes in market demand for hydrocarbons and unanticipated delays in production and well completions. These estimates are based on numerous assumptions. All or any of these assumptions may not prove to be accurate, which could result in actual results differing materially from estimates. No assurance can be made that any new wells will produce in line with historical performance, or that existing wells will continue to produce in line with Earthstone’s expectations. Earthstone’s ability to fund its 2022 and future capital budgets is subject to numerous risks and uncertainties, including volatility in commodity prices and the potential for unanticipated production and completion delays and increases in costs associated with drilling, production and transportation. Use of Non‐GAAP Information This presentation may include financial measures that are not in accordance with accounting principles generally accepted in the United States (“GAAP”) such as PV‐10, free cash flow and Adjusted EBITDAX. Such non‐GAAP measures are not alternatives to GAAP measures, and you should not consider these non‐GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. For additional disclosure regarding such non‐GAAP measures, including reconciliations to their most directly comparable GAAP measure, please refer to the Appendix or to Earthstone’s 10‐Q and 10‐K filings with the SEC. Cautionary Note on Reserves and Resource Estimates The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include estimated reserves or locations not necessarily calculated in accordance with, or contemplated by, the SEC’s latest reserve reporting guidelines. You are urged to consider closely the oil and gas disclosures in our 2021 Form 10‐K and our other reports and filings with the SEC. Industry and Market Data This presentation has been prepared by Earthstone and includes market data and other statistical information from third‐party sources, including independent industry publications, government publications or other published independent sources. Although Earthstone believes these third‐party sources are reliable as of their respective dates, Earthstone has not independently verified the accuracy or completeness of this information. Some data are also based on Earthstone’s good faith estimates, which are derived from its review of internal sources as well as the third‐party sources described above. 2

High Free Cash Flow Generation with  Low Reinvestment Needs Only ~40‐50% of cash flow needed to   maintain production levels, creates robust  free cash flow generation1 Top Basins /  Long Inventory Life Midland Basin and Delaware Basin  asset base with ~12 years of high  quality inventory life The New Earthstone: Significantly Larger Scale, Same Core Values 1. Free cash flow is a non‐GAAP measure defined as Adjusted EBITDAX less interest expense less capital expenditures (accrual basis). Greater Efficiency from  Increased Critical Mass Seven acquisitions since early 2021  increased production by >5x and  improved cost and operating efficiencies Low Leverage Recent acquisitions approximately  leverage neutral with year‐end 2022  leverage expected below 1.0x Progressing Towards  Shareholder Returns “New Earthstone” provides for  accelerated consideration of shareholder  return program Commitment  & Focus “Do the right thing” commitment  to stakeholders, employees and  environment 3

A Much Larger Earthstone: Corporate Snapshot 4 Select Operational Data 360 MMBoe Est. Proved Reserves1,2 $6.2 Billion PV‐10 at Strip1,2 98,000 Boe/d 4Q22 Production Guidance  Midpoint1 ~256,000 Permian Net Acres1 Select Financial Data 2Q22 7/31/22             PF Titus⁴ Stock Price (8/2/22) $14.29 $14.29 Market Cap $1.9 B $2.0 B Net Debt $933 MM  $1.3 B Enterprise Value $2.9 B $3.3 B Shares Outstanding 139 MM 143 MM Liquidity $405 MM $434 MM 77% 2Q22 Unhedged              Cash Margin3 890  Gross Operated  Drilling Locations1 Texas MIDLAND DELAWARE PERMIAN BASIN New Mexico   Lea Eddy Howard Ector Upton Midland Crockett Irion Sterling Glasscock Reagan Note:  See appendix for additional details. Martin Earthstone Acreage Titus Acreage

Conservative Valuation Methodology Leads to High Impact Acquisitions 5 Cumulative Proved Developed Reserves Value Greater Than Combined Total Purchase Price1 1. Cumulative estimated PD value based upon forward strip pricing at the time of each announced transaction.  Undeveloped locations acquired “virtually”  free as PD value of acquired properties is  higher than cumulative total purchase price Cumulative PD PV‐10 value  Cumulative Purchase Price IRM Tracker Chisholm Bighorn Titus 696 Gross Operated Drilling Locations  Acquired Across all six significant transactions, proved  developed value of reserves has underpinned  purchase price1

$0.5 B 79 MMBoe $2.0 B 148 MMBoe $6.2 B 360 MMBoe¹ YE20 SEC Pricing YE21 SEC Pricing PF Titus 8/1/22 Reserves 7/27/22 Strip¹ PD PUD Shareholder Value Accretion Reflected in Enormous Proved Reserves Growth 6 Proved PV‐10 Uplift from YE20 With estimated PD reserves composing  ~80% of the total proved reserves value In Proved Reserves Value  Based on pro forma common shares  outstanding and net debt2 ~12x ~$34 per share Est. Proved Developed Value Current PD reserves value is significantly  higher than current enterprise value1 >$4.9B Robust Value Growth in Proved Reserves With Majority Coming from Proved Developed Reserves Additions 1. Estimated PD reserves value of $4.9 billion as of 8/1/22 at NYMEX strip pricing as of 7/27/22. Pro forma for the anticipated Titus Acquisition closing. See appendix for additional details.  2. Calculated as 8/1/22 estimated proved reserves value at NYMEX strip pricing as of 7/27/22 less net debt and divided by pro forma common share count of ~142.6 million, pro forma for the anticipated Titus  Acquisition closing.

Robust Proved Developed and Inventory Profile 1P Reserves as of 8/1/222 Reserves and Inventory | Earthstone + Titus 7 1. Earthstone management estimate of proved developed reserve volumes and values as of 8/1/22, discounting cash flows at a rate of 10% and utilizing NYMEX strip prices as of 7/27/22. 2. Represents management’s estimates for combined reserves of Earthstone and Titus as of 8/1/22 utilizing NYMEX strip pricing as of 7/27/22. 3. Includes all locations across reserve categories. 1P Reserves PV‐10 Value as of 8/1/222 Pro Forma PV‐10 Value ($MM) Proved Developed $4,929 Proved Undeveloped $1,227 Total Proved $6,156 75% 25% PD PUD 360 MMBoe • The Titus Acquisition brings a significant Proved Developed Reserves PV‐10  component of ~$836 million to Earthstone1 • On a combined basis, Total Proved Developed Reserves PV‐10 value of  ~$4.9 billion which exceeds current pro forma enterprise value2 • Over 890 gross operated drilling locations provides significant runway for  future development  Gross Operated Locations3 Lea EddyMidland/Ector Upton Reagan/Irion Titus 890 Gross Operated  Locations

$13.79  $14.07  $14.63  $14.86  $15.77  $18.22  $18.44  $19.95  $20.44  $21.16  Peer 1 Peer 2 ESTE 2Q22 Peer 4 ESTE 1Q22 Peer 6 Peer 8 Peer 3 Peer 5 Peer 7 80%  80%  77%  77%  76%  76%  72%  71%  71%  69%  Peer 1 Peer 2 ESTE 2Q22 Peer 3 ESTE 1Q22 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Focused On Remaining a Low‐Cost Leader With Top Tier Cash Margins 8 1Q22 “All‐in” Cash Costs11Q22 Unhedged Cash Margins1 1. Cash margins are calculated as revenues less all‐in cash costs which consist of LOE, ad valorem & production taxes, transportation expense, cash G&A, and interest expense.  Large‐Cap peers include FANG and PXD.  SMID‐Cap  peers include CDEV, CPE, HPK, LPI, MTDR and SM.  Cash G&A is a non‐GAAP financial measure defined as general and administrative expenses excluding stock‐based compensation. Large‐Cap Peers SMID‐Cap Peers Peer Average: 74% Peer Average: $17.62 Large‐Cap Peers SMID‐Cap Peers

Expanded Capital Program Greatly expanded footprint and  highly‐economic inventory allows for  increased capital deployment and  supports program consistency  Enhanced Optionality Diversification and capital flexibility  in the Delaware and Midland  mitigate concentration risk Recent Delaware Additions Recently acquired Delaware Basin  assets improve oil content as  development ramps (impact in  2023 and beyond) Strategic Advantages Gained Through Our Expanded Scale 9 Operational Efficiency Scaled activity levels drives D&C  efficiency and enhances  relationships with key service  providers Low Decline Asset Base PDP decline rate of ~25% provides  for low reinvestment rate with some  organic growth

Production Guidance¹ 1H22 Actuals ESTE + Titus 3Q22 ESTE + Titus 4Q22 Implied FY22 Production (Boe/d) 56,432 86,000 ‐ 90,000 96,000 ‐ 100,000 73,858 ‐ 75,875 % Oil 39% ~41% ~44% ~41% % Liquids 67% ~68% ~70% ~68% Expense & Capex Guidance¹ 1H22 Actuals ESTE + Titus 2H22 Implied FY22 Total Capital Expenditures ($MM) $202 $300 ‐ $325 $502 ‐ $527   Lease Operating Expense ($/Boe) $7.06 $7.50 ‐ $8.00 $7.33 ‐ $7.65   Production & Ad Valorem Taxes (% of Revenue) 7.1% 7.5% ‐ 8.0% 7.3% ‐ 7.7%   Cash G&A ($MM)² $15 $20 ‐ $22 $35 ‐ $37   Company Guidance 10 Note: Guidance is forward‐looking information that is subject to considerable change and numerous risks and uncertainties, many of which are beyond Earthstone’s control. See “Forward‐Looking Statements”. 1. Guidance assumes Titus Acquisition closes in mid‐August. 2. Cash G&A is a non‐GAAP financial measure defined as general and administrative expenses excluding stock‐based compensation.

Delaware D&C Infrastructure Non‐Op D&C Midland D&C Expanded Scale Supports Continuous Asset Development 11 Midland Basin Delaware Basin • 2 Rigs • Spud ~38 Gross Operated Wells • Average Well Lateral Length of ~9,200 Feet • ~90% Average Working Interest • 2 Rigs Going to 3 Rigs in 3Q22 • Spud ~28 Gross Operated Wells • Average Well Lateral Length of ~8,500 Feet  • ~70% Average Working Interest $502‐$527 Million 2022 Capital Budget

Opportunities Broaden for Free Cash Flow Allocation in the Future 12 FCF Likely Shifts Away from Deleveraging in 2023 • Efficiency of capital development allows for some growth  with reinvestment of just 40‐50% of operational cash flow • Expect to generate >$1.7 B in revenue and >$600 MM in FCF  annually at $85 oil and $3 gas1 • With debt levels below target threshold of 1.0x, a broader  opportunity for FCF allocation becomes available • Additional debt reduction becomes less critical and allows  for greater focus on scale opportunities and consideration of  shareholder returns Additional Debt  Reduction Increased  Development  Pace Opportunistic  Acquisitions Initiation of  Shareholder  Returns 1. FCF estimates based upon a maintenance capital scenario that holds production for 2023+ approximately flat with 2H22 current guidance levels. Free cash flow is a non‐GAAP measure defined as Adjusted EBITDAX less interest  expense less capital expenditures (accrual basis). See appendix for additional notes. Increased Optionality for Uses of  Free Cash Flow Beginning in 2023 Near term focus is on debt reduction, but will shift in 2023

2022 2023 2024 2025 2026 Current Mkt Cap² Cumulative Free Cash Flow Durable Multi‐Year Free Cash Flow Profile Provides Extensive Options 13 Free Cash Flow Outlook Under Maintenance Capital Program1Reliable Production and Reduced  Capital Needs Provide a  “Mountain” of FCF • Based upon a continuous maintenance  capital scenario, recent strip pricing  generates more than $3.0 B in cumulative  FCF by 20261 • Increased scale, cash flow, and relative  debt ratios support credit rating  improvement and lower corporate cost of  capital over time 1. FCF estimates based upon a maintenance capital scenario that holds production for 2023+ approximately flat with 2H22 current guidance levels at NYMEX strip pricing as of 7/27/22. Free cash flow is a non‐GAAP measure defined as  Adjusted EBITDAX less interest expense less capital expenditures (accrual basis). Market Capitalization based on ESTE stock price as of 8/2/22. See appendix for additional notes. 2. Based on current shares outstanding, adjusted for the anticipated mid‐August closing of Titus. Significant FCF generation  exceeds current market cap

$0 $500 $1,000 $1,500 YE20 YE21 6/30/22 PF Titus 7/31/22² $  in  m ill io ns Drawn RBL Debt Undrawn RBL Commitments Uncommitted Borrowing Base Availability Liquidity and Capital Structure Benefitting from Expanded Scale and Recent Offering 14 Significant Liquidity Supports All Potential  Capital Deployment Scenarios • Borrowing Base has grown from $240 MM at YE20 to  $1.4 B driven primarily by high value reserves and  production additions1 • Robust estimated PD reserves of ~$4.9 B with low  corporate decline rate (~25%) support continued  availability1 • YE22 facility utilization estimated to be <50% of elected  commitments of $1.2 B upon closing of the Titus  Acquisition2 • Amended Credit Facility in June 2022 to extend  maturity to 2027 with a borrowing base of $1.4 B and  elected commitments of $800 MM that will increase to  $1.2 B upon closing of the Titus Acquisition • $550 MM unsecured senior notes, 8% coupon, matures  in 2027 1. Estimated PD reserves of ~$4.9 billion reflect proved developed reserves as of 8/1/22 utilizing NYMEX strip pricing as of 7/27/22. Pro forma for the anticipated Titus Acquisition closing. See appendix for additional details. 2. Based on ESTE estimated borrowings at 7/31/22, all adjusted for the anticipated mid‐August closing of Titus. Borrowing Base increased to  $1.4 B with amended Credit  Facility

Responsible Management of Fugitive Emissions and Flaring 15 “Do the Right Thing” approach and proactive plan driving reductions in GHG emissions and flaring 68% Reduction vs. 2020 Below peer average 2021 Flaring Intensity of 0.7% (operated gas flared /  operated gas produced) 66% Note: Peers include CDEV, CPE, FANG, LPI, MTDR, PXD and SM. Data complied from company published data for most recent available year (2020 or 2021) and from publicly available EPA reports as of June 30, 2022. 2021 Greenhouse Gas Emissions Intensity of 7.9 (T CO2e / Mboe) 36% Reduction vs. 2020 Below peer average 44%

Progressing Our Sustainability Initiatives While Leading the Pack 16 Key Environmental Priorities Focus on  Responsible Operatorship Minimize fugitive emissions with the installation of  emission reducing equipment in conjunction with  new facility construction: – Vapor Recovery Units (“VRUs”) – Air compression equipment for Pneumatic  Actuators – Participation in fly over surveys  Leak Detection and Repair (“LDAR”) active since  2019 and complemented by FLIR imagery  feedback program Target Zero Flaring: Connect natural gas pipelines  ahead of flowback and first production negates  need for flaring Vast majority of water disposal occurs on pipeline,  reducing truck hauls and CO2 emissions 0.2% 0.2% 0.2% 0.4% 0.4% 0.4% 0.5% 0.5% 0.6% 0.6% 0.7% 0.8% 1.0% 1.0% 1.1% 1.2% 1.3% 1.5% 1.5% 1.6% 2.1% ESTE 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 ESTE Among the Leaders in Permian Flaring Intensity Regardless of Market Cap1,2 Earthstone Mega‐Cap Permian SMID‐Cap Permian Large‐Cap Permian 1. Data courtesy of Rystad Energy, “Permian Flaring Intensity Report from February 2022”.  2. Mega‐Cap peers include BP, COP, CVX, and XOM. Large‐Cap peers include APA, CLR, DVN, EOG, FANG, MRO, OVV, OXY, and PXD. SMID‐Cap peers include CDEV, CPE, CTRA, LPI, MTDR, PDCE and SM.

Focused on Providing Shareholders a Path to Value Accretion 17 Earthstone Management has consistently shown fundamental conservatism in assessing and  executing a broader corporate strategy of value driven investment in high quality assets,  operating cost leadership, and management of its balance sheet offering investors a reliable and predictable opportunity to invest in a growing operator. Greater Efficiency Achieved from  Increased Critical Mass Robust Inventory in the Premier Shale  Basins of the US Growing Free Cash Flow Generation with  Low Reinvestment Needs Historically Low Leverage and Expected to  be Below 1.0x by YE22  Improving the Opportunity to Implement  Meaningful Shareholder Returns Committed to Delivering for Stakeholders,  Employees, and the Environment

Appendix 18

Development Optionality Across A Larger Footprint 19 Scaled Development Plans Continuous multi‐zone development program spread across both Midland and Delaware  Basin positions with typical development spacing at 3‐5 wells per section Midland: ~208,000 net acres Delaware: ~38,000 net acres 1st Bone Spring Carb /  Avalon Shale 1st Bone Spring Sand 2nd Bone Spring Carb 2nd Bone Spring Sand 3rd Bone Spring Carb 3rd Bone Spring Sand Wolfcamp A / XY Wolfcamp B Middle Spraberry Shale Lower Spraberry Sands Jo Mill Silt Lower Spraberry Shale Dean Wolfcamp A Upper Wolfcamp B Lower Wolfcamp B Wolfcamp C Wolfcamp D / Cline Shale 2, 57 5’  ‐3 ,6 50 ’ g ro ss  th ic kn es s 3,200’ gross thickness Secondary Target Zones Primary Target Zones 2022 Primary activity areas Earthstone Acreage Titus Acreage MIDLAND DELAWARE Texas New Mexico

$66.70  $66.70  $76.20  $76.20  $76.20  $76.20  $75.79  $62.85  $62.85  $62.85  $62.85  $70.00/$83.96 $73.14/$96.49 $71.86/$91.39 $70.00/$83.96 $71.65/$90.52 $69.91/$87.81 17,750  23,250  13,500  13,500  12,500  12,500  3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Swaps Puts Collars $3.626  $3.332  $3.400  $3.349  $3.349  $3.349  $4.115/$6.161 $4.048/$6.738 $4.077/$6.484 $4.115/$6.161 $4.082/$6.444 $4.008/$6.224 90,000  90,000  59,700  45,200  45,200  45,200  3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Swaps Collars Oil and Gas Hedge Summary 20 Oil Hedge Positions (WTI based, Bbls/d, and $/Bbl)¹ Natural Gas Hedge Positions (HH based, MMBtu/d, and $/MMBtu)² Focused on protecting cash flow  while leaving upside for a stronger  commodity outlook • Utilize a mix of collars, swaps and puts on  oil and gas production • ~50% hedged for 2H22 and ~30% for 2023 Note: Includes all WTI and Henry Hub hedges as of 6/30/22.  Does not include basis swaps. 1. Reflects weighted average swap price, put price (net of deferred premiums) and weighted average collar floor / ceiling prices each quarter.   2. Reflects weighted average swap price and weighted average collar floor / ceiling prices each quarter.

Oil and Gas Hedge Positions 21Note: Hedgebook as of 6/30/22. WTI Oil Hedges - Swaps HH Gas Hedges - Swaps Period Volume (Bbls) Volume (Bbls/d) $/Bbl Period Volume (MMBtu) Volume (MMBtu/d) $/MMBtu 3Q 2022 1,081,000 11,750 $66.70 3Q 2022 3,266,000 35,500 $3.626 4Q 2022 1,081,000 11,750 $66.70 4Q 2022 1,893,500 20,582 $3.332 1Q 2023 315,000 3,500 $76.20 1Q 2023 232,500 2,583 $3.400 2Q 2023 318,500 3,500 $76.20 2Q 2023 1,137,500 12,500 $3.349 3Q 2023 322,000 3,500 $76.20 3Q 2023 1,150,000 12,500 $3.349 4Q 2023 322,000 3,500 $76.20 4Q 2023 1,150,000 12,500 $3.349 WTI Oil Hedges - Collars HH Gas Hedges - Collars Period Volume (Bbls) Volume (Bbls/d) $/Bbl (Floor) $/Bbl (Ceiling) Period Volume (MMBtu) Volume (MMBtu/d) $/MMBtu (Floor) $/MMBtu (Ceiling) 3Q 2022 552,000 6,000 $70.00 $83.96 3Q 2022 5,014,000 54,500 $4.115 $6.161 4Q 2022 805,000 8,750 $73.14 $96.49 4Q 2022 6,386,500 69,418 $4.048 $6.738 1Q 2023 720,000 8,000 $65.88 $92.57 1Q 2023 5,140,500 57,117 $4.161 $7.363 2Q 2023 728,000 8,000 $65.88 $92.57 2Q 2023 2,975,700 32,700 $3.061 $4.191 3Q 2023 690,000 7,500 $65.60 $91.20 3Q 2023 3,008,400 32,700 $3.061 $4.191 4Q 2023 690,000 7,500 $65.60 $91.20 4Q 2023 3,008,400 32,700 $3.061 $4.191 WTI Midland Argus Crude Basis Swaps WAHA Differential Basis Swaps Period Volume (Bbls) Volume (Bbls/d) $/Bbl (Differential) Period Volume (MMBtu) Volume (MMBtu/d) $/MMBtu 3Q 2022 1,150,000 12,500 $0.51 3Q 2022 1,840,000 20,000 ($0.327) 4Q 2022 1,932,000 21,000 $0.68 4Q 2022 1,840,000 20,000 ($0.327) 1Q 2023 1,215,000 13,500 $0.60 1Q 2023 9,000,000 100,000 ($1.466) 2Q 2023 1,228,500 13,500 $0.60 2Q 2023 9,100,000 100,000 ($1.466) 3Q 2023 1,150,000 12,500 $0.59 3Q 2023 9,200,000 100,000 ($1.466) 4Q 2023 1,150,000 12,500 $0.59 4Q 2023 9,200,000 100,000 ($1.466) FY 2024 36,600,000 100,000 ($1.050) WTI Deferred Premium Puts Period Volume (Bbls) Volume (Bbls/d) $/Bbl (Put Price) $/Bbl (Net of Premium) 4Q 2022 253,000 2,750 $80.00 $75.79 1Q 2023 180,000 2,000 $70.00 $62.85 2Q 2023 182,000 2,000 $70.00 $62.85 3Q 2023 138,000 1,500 $70.00 $62.85 4Q 2023 138,000 1,500 $70.00 $62.85

SEC Stand‐Alone Reserves Summary & PV‐10 – Year‐End 2021 22 Stand‐Alone Year‐End 2021 SEC Proved Reserves Reconciliation of PV‐10 As shown in the table below, Earthstone’s stand‐alone estimated proved reserves at year end 2021 were independently estimated by Cawley, Gillespie & Associates, Inc. (“CGA”), independent petroleum engineers, and which was prepared in accordance with Securities and Exchange Commission (“SEC”) guidelines, were approximately 147.6 million barrels of oil equivalent (“MMBoe”). SEC rules require that calculations of economically recoverable reserves use the unweighted average price on the first day of the month for the prior twelve‐ month period. The resulting oil and natural gas prices used for Earthstone’s stand‐alone 2021 year end reserve report, prior to adjusting for quality and basis differentials, were $66.56 per barrel and $3.598 per million British Thermal Units (“MMBtu”), respectively. SEC prices net of differentials were $65.64 per barrel, $30.16 per equivalent barrel of NGL and $3.01 per Mcf. PV‐10 is a measure not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) that differs from a measure under GAAP known as “standardized measure of discounted future net cash flows” in that PV‐10 is calculated without including future income taxes. Management believes that the presentation of the PV‐10 value of our oil and natural gas properties is relevant and useful to investors because it presents the estimated discounted future net cash flows attributable to our estimated proved reserves independent of our income tax attributes, thereby isolating the intrinsic value of the estimated future cash flows attributable to our reserves. We believe the use of a pre‐tax measure provides greater comparability of assets when evaluating companies because the timing and quantification of future income taxes is dependent on company‐specific factors, many of which are difficult to determine. For these reasons, management uses and believes that the industry generally uses the PV‐10 measure in evaluating and comparing acquisition candidates and assessing the potential rate of return on investments in oil and natural gas properties. PV‐10 does not necessarily represent the fair market value of oil and natural gas properties. PV‐10 is not a measure of financial or operational performance under GAAP, nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP. The table below provides a reconciliation of PV‐10 to the standardized measure of discounted future net cash flows (in thousands): Present value of estimated future net revenues $2,016,686  Future income taxes, discounted at 10% $198,314  Standardized measure of discounted future net cash flows $1,818,372  Oil Gas NGL Total PV‐10 Reserves Category (Mbbls) (MMcf) (Mbbls) (Mboe) ($ in thousands) Proved Developed 35,824 190,999 25,917 93,575 1,371,697 Proved Undeveloped 25,251 93,882 13,114 54,012 644,989 Total 61,075 284,881 39,031 147,587 $2,016,686

Estimated Proved Reserves Summary as of 8/1/22 at NYMEX Strip Pricing as of 7/27/22 23 This summary of proved developed reserve volumes and values as shown in the table below are pro forma for the Titus Acquisition that are based on management estimates and has been prepared as of August 1, 2022, utilizing NYMEX strip benchmark prices and basis differentials as of July 27, 2022, and in regard to PV‐10, discounting cash flows at a rate of 10%. 1. Pro forma for the anticipated mid‐August closing of the Titus Acquisition.  Combined PV‐10 Value ($mm)¹ Proved Developed $4,929 Proved Undeveloped $1,227 Total  Proved $6,156 Combined 1P Reserves (MMBoe)¹ Proved Developed 270.3 Proved Undeveloped 89.2 Total  Proved 359.6

Reconciliation of Non‐GAAP Financial Measure – Adjusted EBITDAX 24 2Q 2022 Adjusted EBITDAX ($ in 000s) 1. Consists of expense for non‐cash equity awards and cash‐based liability awards that are expected to be settled in cash. No cash‐based liability awards were settled in cash during 2021. On February 9, 2022, cash‐based liability awards  were settled in the amount of $8.1 million. Stock‐based compensation is included in General and administrative expense in the Condensed Consolidated Statements of Operations. Earthstone uses Adjusted EBITDAX, a financial measure that is not presented in accordance with GAAP. Adjusted EBITDAX is a supplemental non‐GAAP financial measure that is used by Earthstone’s management team and external users of its financial statements, such as industry analysts, investors, lenders and rating agencies. Earthstone’s management team believes Adjusted EBITDAX is useful because it allows Earthstone to more effectively evaluate its operating performance and compare the results of its operations from period to period without regard to its financing methods or capital structure. Earthstone defines Adjusted EBITDAX as net (loss) income plus, when applicable, (gain) on sale of oil and gas properties, net; accretion of asset retirement obligations; depletion, depreciation and amortization; transaction costs; interest expense, net; exploration expense; unrealized loss on derivative contracts; stock based compensation(1); and income tax (benefit) expense. Earthstone excludes the foregoing items from net (loss) income in arriving at Adjusted EBITDAX because these amounts can vary substantially from company to company within their industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDAX should not be considered as an alternative to, or more meaningful than, net (loss) income as determined in accordance with GAAP or as an indicator of Earthstone’s operating performance or liquidity. Certain items excluded from Adjusted EBITDAX are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Adjusted EBITDAX. Earthstone’s computation of Adjusted EBITDAX may not be comparable to other similarly titled measures of other companies or to similar measures in Earthstone’s revolving credit facility. The following table provides a reconciliation of Net income to Adjusted EBITDAX for: FY 2021 Adjusted EBITDAX ($ in 000s) 2Q22 Net income (loss) $218,025  Accretion of asset retirement obligations $708  Depreciation, depletion and amortization $66,463  Interest expense, net $16,625  Transaction costs ($402) (Gain) on sale of oil and gas properties $0  Exploration expense $0  Unrealized (gain) loss on derivative contracts ($29,192) Stock based compensation(1) $5,960  Income tax expense (benefit) $22,688  Adjusted EBITDAX $300,875  FY21 Net (loss) income $61,506  Accretion of asset retirement obligations $1,065  Depreciation, depletion and amortization $106,367  Interest expense, net $10,796  Transaction costs $4,875  (Gain) on sale of oil and gas properties ($738) Exploration expense $341  Unrealized loss on derivative contracts $40,795  Stock based compensation(1) $21,014  Income tax (benefit) expense $1,859  Adjusted EBITDAX $247,880

Pro Forma Titus ($ in millions, except share price) As of 6/30/22¹ As of 7/31/22² Class  A Common Stock (MM) 104.4 108.3 Class  B Common Stock (MM) 34.3 34.3 Total Common Stock Outstanding (MM) 138.7 142.6 Stock Price (as  of 8/2/22) $14.29 $14.29 Market Capitalization $1,982.1 $2,037.8 Plus : Tota l  Debt $932.9 $1,303.9 Less : Cash  $0.0 $0.0 Enterprise Value $2,914.9 $3,341.7 Market Capitalization Table 25 Provided as of 8/2/2022¹ 1. Shares outstanding as of 7/28/22. 2. Based on shares outstanding as of 7/28/22 and ESTE estimated net debt at 7/31/22 all adjusted for the anticipated mid‐August closing of the Titus Acquisition.

Notes and Supplemental Information 26 Recent Strip Pricing (7/27/2022) • Management has provided forwarding looking charts and figures on various slides that utilize a “maintenance capital” scenario. These figures are for example purposes only and do not constitute specific  guidance beyond 2022. Proposed corporate guidance for 2023 and beyond will be designated as such at the time it is made available. In addition, the assumptions utilized for these scenario are as follows;   – Future production levels beyond 2022 are roughly flat with the projected 2H22 guidance provided by management – Capital costs for development and operating field costs on a unit basis are held roughly flat to 2H22 guidance – The corporate PDP decline rate is estimated at ~25% for 2022 and continues to decline at slightly lower rates in the following years Supplementary Footnotes (Page 4) 1. Pro Forma for the anticipated mid‐August closing of the Titus Acquisition. 2. Total estimated proved reserves as of 8/1/22 using NYMEX strip pricing as of 7/27/22. 3. Cash margins are calculated as revenues less all‐in cash costs which consist of LOE, ad valorem & production taxes, transportation expense, cash G&A, and interest expense.  4. Based on current shares outstanding and ESTE estimated net debt at 7/31/22, all adjusted for the anticipated mid‐August closing of the Titus Acquisition. Year WTI HH 2022 $97.90  $7.17  2023 $85.47  $5.81 2024 $79.06  $4.72 2025 $74.64  $4.54 2026 $71.42  $4.43